Exhibit  10.2     Bill of Sale Absolute, Standard Claim



    BRITISH                          Ministry of Employment and Investment
    COLUMBIA                              Energy and Minerals Division
                                             Mineral Titles Branch

                                              Mineral Tenure Number
                                                   Section  52

                           BILL OF SALE ABSOLUTE

Indicate Type of Title:    MINERAL
                          (Mineral or Placer)

MINING DIVISION:           LILLOTTE M.D.

SELLER                                           PURCHASER

I, EDWARD SKODA                          STANDARD  CAPITAL  CORPORATION
Suite 114, 7350-72nd Street              800-15355 24th Avenue, Suite 287
Delta, B.C.                              White Rock, British Columbia
V4G  1H9      952-0900                   Canada, V4A 2H9

Client  Number:  124862

For and in consideration of the sum of ONE dollar ($1.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

                                                                 PERCENTAGE OF
CLAIM NAME OR LEASE TYPE              TENURE NUMBER             TITLE BEING SOLD
------------------------             --------------             ----------------

    STANDARD CLAIM                       367833                       100%


                                   I declare that I have a good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

    February 25, 1999                        /s/  "Edward  Skoda"
                                             (Signature of seller)

                                   * If a corporation, either the corporate seal
                                     or signature of a signing officer with
                                     position in corporation stated.